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                                                                    EXHIBIT 10.5

                                     FORM OF
                            LIMITED LICENSE AGREEMENT
                                   (BORROWER)

      THIS LIMITED LICENSE AGREEMENT (this "Agreement"), dated as of November __, 2004, is executed by ________________________, a ____________________
corporation, having an office at ____________________________________________
("Licensor") in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 127 Public Square, Cleveland, Ohio 44114, as Administrative Agent (as defined below).

      WHEREAS, Licensor is the owner of certain intellectual property which may be comprised of inventions, designs, patents, and applications therefor, trademarks, service marks, trade names, and the goodwill symbolized by said trademarks, service marks and trade names, and registrations and applications therefor, copyrights and registrations therefor, and licenses (collectively, the "Intellectual Property"), and includes, without limitation, the intellectual property described on Schedule 1 attached hereto ("Licensed Intellectual Property");

      WHEREAS, Licensor has entered into that certain Credit and Security Agreement dated as of November __, 2004 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among the Licensor, certain other borrowers which are parties thereto (collectively the "Borrowers"), certain lending institutions which are signatories thereto (the "Lenders"), and KeyBank National Association, as administrative agent for the benefit of the Lenders (the "Administrative Agent") and the letter of credit issuer (the "LC Issuer"), pursuant to which, upon the satisfaction by the Borrowers of certain terms and conditions contained therein, the Administrative Agent, the Lenders and the LC Issuer (collectively the "Secured Parties") will make certain advances and other financial accommodations available to the Borrowers, which loans and advances are secured in whole or in part by the Credit Agreement, which includes the grant of a security interest in the Collateral;

      WHEREAS, the occurrence of an Event of Default by Borrowers may necessitate the use of the Licensed Intellectual Property by the Administrative Agent in order for the Administrative Agent to exercise its remedies with respect to the Collateral;

      WHEREAS, as a condition to the Secured Parties extending credit pursuant to the Credit Agreement and making any loans or advances to the Borrowers, the Secured Parties require the execution and delivery of this Agreement by Licensor;

      NOW, THEREFORE, to induce the Secured Parties to make the loans or advances provided for in the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Licensor agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

      1. Licensor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, or its agents, representatives or assigns, a fully paid, royalty-free, worldwide right and license to, upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, (a) use and/or sell or otherwise transfer any and all of Licensor's Inventory which may bear or utilize any of the Intellectual Property; (b) use and/or sell any such work-in-process, raw materials or completed or finished products; and (c) accept any and all orders or shipments of products ordered by Licensor from manufacturers and use and/or sell any such products bearing or utilizing any of the Intellectual Property.

      2. To secure performance of this Agreement, Licensor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest, effective immediately, in all of Licensor's right, title, and interest, wherever located or arising, in and to all of its now owned or existing and filed and hereafter acquired or arising and filed Intellectual Property.

      3. To the extent applicable to its business, Licensor will furnish to the Administrative Agent or its assigns in writing Licensor's uniform worldwide standards of quality for each product (whether manufactured or sold by Licensor, the Administrative Agent or any other Person) bearing or utilizing any of the Intellectual Property. Upon the occurrence of an Event of Default under the Credit Agreement (unless waived by the Administrative Agent in writing) and upon the exercise by the Administrative Agent or its agents, representatives or assigns of the Administrative Agent's rights under Section 1 hereof, the Administrative Agent or its agents, representatives or assigns shall use reasonable efforts to meet standards of quality so established as applicable. It is agreed that under any of the standards of quality so established by Licensor, products to be sold by the Administrative Agent bearing or utilizing any of the Intellectual Property that is similar in nature and quality to corresponding products marketed and sold by Licensor prior to the time this Agreement becomes effective shall be deemed to satisfy any such standards of quality so established. Notwithstanding the foregoing provisions of this Section 3, Licensor acknowledges that the Administrative Agent and its agents, representatives and assigns shall have no liability of any kind whatsoever with respect to the quality of products bearing or utilizing any of the Intellectual Property.

      4. Licensor hereby represents and warrants that (a) it has good title to the Intellectual Property, free and clear of all Liens, except for Liens created under, or permitted by, the Loan Documents, and (b) it has the legal and corporate right, power and authority to license the Intellectual Property and to enter into this Agreement.

      5. Provided that the Administrative Agent shall act in a commercially reasonable manner in accordance with industry standard and otherwise in accordance with applicable agreements and applicable law and upon the exercise of the rights of the Administrative Agent under Section 1 hereof by the Administrative Agent or its agents, representatives or assignors upon the occurrence of an Event of Default under the Credit Agreement, Licensor hereby further agrees and covenants to refrain from filing suit or taking other legal action in the event the Administrative Agent or its agents, representatives or assigns: (a) uses and/or sells or otherwise transfers any and all of Licensor's Inventory which may bear or utilize any of the Intellectual Property; (b) uses and/or sells any such work-in-process, raw

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materials or completed or finished products; and (c) accepts any and all orders or shipments of products ordered by Licensor from manufacturers and uses and/or sells any such products bearing or utilizing any of the Intellectual Property.

      6. Licensor acknowledges and agrees that notwithstanding anything herein to the contrary, the Administrative Agent does not assume, and shall have no liability or responsibility for, the payment of any sums due or to become due pursuant to this Agreement or the performance of any obligations to be performed by Licensor unless otherwise provided.

      7. The provisions hereof shall be irrevocable and shall remain in full force and effect until payment in full of all of the Obligations (other than indemnities not then due and payable). Licensor hereby agrees that it shall not modify, alter or amend the Schedule 1 hereto in any material respect without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed.

      8. Licensor represents to the best of its knowledge to the Administrative Agent that the exercise by the Administrative Agent or its agents, representatives or assigns of its rights as authorized hereunder will not be an infringement of the rights of any third party.

      9. This acknowledgment and consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, debtors in possession, trustees in bankruptcy or other legal representatives.

      10. Licensor hereby agrees that it shall notify the Administrative Agent of any changes in or amendments to this Agreement or any material change to the Licensed Intellectual Property.

      11. The parties hereto agree that the exercise of any rights granted pursuant to this Agreement shall not be deemed a waiver of any rights otherwise available in law or equity.

      12. All notices hereunder shall be sent to the address set forth below the signature of the parties hereto and shall be deemed to be received upon receipt.

      13. This Agreement shall be governed by the laws of the State of Ohio and shall be binding upon the successors and assigns of the parties hereto. In the event that any section of this Agreement shall be deemed to be unenforceable, each other section shall remain enforceable in accordance with its terms. This Agreement may only be modified in a writing signed by all parties hereto. This Agreement may be executed in counterparts with each separate counterpart, when taken with the other counterparts, representing one and the same agreement.

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      IN WITNESS WHEREOF, the undersigned has duly executed this Limited License
Agreement as of the day and year first above written.

                                    _______________________ ("LICENSOR")

                                    ____________________________________
                                    By:_________________________________
                                    Its:________________________________

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

STATE OF _______________   )
                           ) SS:
COUNTY OF ______________   )

      On this ____ day of _________, _____, before me personally came _________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of _________________________, the company described in and which executed the above instrument; and that [s]he signed his/her name thereto under authorization of the Board of Directors of said corporation.

[SEAL]                              _________________________________
                                    Notary Public My
                                    Commission expires:

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

                                   SCHEDULE 1
                                       TO
                            LIMITED LICENSE AGREEMENT

                            TRADEMARKS/SERVICE MARKS

Service Mark         Reg. No.       Reg. Date     Owner
------------         --------       ---------     -----

                         PATENTS AND PATENT APPLICATIONS

Title        Patent No.     Date of Patent     Owner
-----        ----------     --------------     -----

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